UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 20, 2006

Cohu, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

(1) Form of Restricted Stock Unit Agreement

On April 18, 2006, the Compensation Committee of Cohu, Inc.’s ("Cohu") Board of Directors (the "Committee") approved a form of Restricted Stock Unit Agreement for use under Cohu’s 2005 Equity Incentive Plan (the "Plan"). The following description of the Restricted Stock Unit Agreement is not a complete description of all the terms and conditions of such agreement and is subject to and qualified in it entirety to the agreement filed as Exhibit 10.1 to this Form 8-K.

General Terms.
The Restricted Stock Unit Agreement provides for the grant of a number of restricted stock units ("RSUs") that will generally be paid out in shares of Cohu common stock once the applicable vesting criteria have been met. Cohu will withhold a portion of the shares subject to the grant to cover applicable tax withholdings, unless the recipient makes alternate arrangements satisfactory to Cohu.

Vesting.
The Restricted Stock Unit Agreement provides that vesting automatically will cease if the recipient’s service is terminated for any reason before all RSUs have vested and the unvested RSUs will be forfeited. In the event of a "Change in Control", as defined in the Plan, the RSUs may be assumed by the acquiring company or substituted for with a substantially equivalent award by such company. If the RSU is neither assumed or substituted for by the acquiring company then the RSU shall become 100% vested.

Stockholder Rights.
A RSU recipient generally will not have any of the rights of a Cohu stockholder, including voting rights and the right to receive dividends and distributions, until after shares of Cohu common stock are issued in respect of the RSU in accordance with the terms of the Restricted Stock Unit Agreement.

(2) Non-Employee Director Equity Compensation

On April 18, 2006, the Board of Directors of Cohu, Inc., based on the recommendation of the Committee, approved an amendment to the Plan. The amendment, that did not require stockholder approval, removed the automatic stock option provision for "Outside Directors", as defined in the Plan. Future director equity compensation will be determined by the Board of Directors and the Committee as otherwise provided for in the Plan.

Item 9.01 Financial Statements and Exhibits.

The exhibits listed below are being furnished with this Form 8-K

(d) Exhibits

Exhibit No. - 10.1
Description - Form of Restricted Stock Unit Agreement (including Notice of Grant of Restricted Stock Units and Restricted Stock Unit Election) under Cohu, Inc.’s 2005 Equity Incentive Plan.

Exhibit No. - 10.2
Description - Cohu, Inc. 2005 Equity Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

April 20, 2006	By:	John H. Allen

Name: John H. Allen
Title: VP Finance & CFO

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Exhibit Index

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Agreement (including Notice of Grant of Restricted Stock Units and Restricted Stock Unit Election) under Cohu,Inc.'s 2005 Equity Incentive Plan
10.2	Cohu, Inc. 2005 Equity Incentive Plan